Exhibit 99.8

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01WBRC 0 2 D V + Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the following proposals. For Against Abstain 1. Common Stock Issuance – To approve the issuance of shares of AECOM common stock in connection with the merger of URS with AECOM’s wholly owned subsidiary, ACM Mountain I, LLC, pursuant to the Agreement and Plan of Merger dated as of July 11, 2014, by and among AECOM, ACM Mountain I, LLC, ACM Mountain II, LLC and URS. For Against Abstain 2. Adjournment of Special Meeting – To approve the adjournment of the Special Meeting, if necessary or appropriate to solicit additional proxies in favor of the approval of Proposal No. 1. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. IMPORTANT SPECIAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 0 8 4 0 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:00 p.m., California Time, on October 15, 2014. Vote by Internet • Go to www.envisionreports.com/ACM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of Special Meeting of Stockholders Address Proxy Solicited by Board of Directors for Special Meeting - (October 16, 2014) The undersigned hereby appoints Michael S. Burke and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to represent and vote, all shares of common stock of AECOM Technology Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders of AECOM Technology Corporation to be held at [___] on Thursday, October 16, 2014 at [__] A.M., California time, and any adjournment or postponement thereof. This proxy when properly executed and returned will be voted in the manner directed by the undersigned. If this proxy is property executed and returned and no direction is made, this proxy will be voted for Proposals 1 and 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Special Meeting of Stockholders or any adjournment or postponement thereof. (Items to be voted appear on reverse side.) Proxy — AECOM Technology Corporation Special Meeting Admission Ticket Special Meeting of AECOM Stockholders Thursday, October 16, 2014, <Time> California Time <Location> <Street, City, State> Upon arrival, please present this admission ticket and photo identification at the registration desk. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q